Statement of Changes in Net Assets Available for Benefits - EBP 002 - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Investment income:
Interest and dividend income	$ 22,379	$ 30,265
Net appreciation in fair value of investments	96,808	67,043
Total investment income	119,187	97,308
Interest on notes receivable from participants	487	425
Contributions:
Employee	18,140	16,976
Employer	7,854	7,233
Rollovers	1,916	571
Total contributions	27,910	24,780
Deductions:
Withdrawal payments	(58,807)	(60,865)
Administrative expenses	(615)	(617)
Total deductions	(59,422)	(61,482)
Net increase in net assets available for benefits per the financial statements	88,162	61,031
Net assets available for benefits at beginning of year	819,973	758,942
Net assets available for benefits at end of year	$ 908,135	$ 819,973